                                                                    EXHIBIT 4.27


                               FIFTH AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT

         THIS FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of the 9th day of April, 1997, by and among The Cerplex Group, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor" and collectively as the "Investors," the security holders of the Company listed on Schedule B hereto, each of which is herein referred to as a "Stockholder" and collectively as the "Stockholders," the banks listed on Schedule C hereto, each of which is herein referred to as a "Bank Holder" and collectively as the "Bank Holders," and the parties listed on Schedule D hereto, each of which is herein referred to as a "Series B Preferred Holder" and collectively as the "Series B Preferred Holders."

         A. The Company, the Investors, the Stockholders, the Bank Holders, the Series B Preferred Holders and certain other investors and stockholders are parties to a Registration Rights Agreement dated November 19, 1993 (as in effect prior to the effectiveness of this Amendment, the "Existing Registration Rights Agreement").

         B. Pursuant to a First Amendment to Credit Agreement and Limited Waiver (the "Bank Amendment and Waiver Agreement") dated as of April 15, 1996 among the Company, Wells Fargo Bank, National Association, as administrative agent, and the Bank Holders and a Warrant Agreement (the "Bank Warrant Agreement") dated as of April 15, 1996 among the Company and the Bank Holders, the Company issued one hundred twenty-five thousand (125,000) warrants (the "Original Bank Warrants") to purchase Common Stock (as such term is defined in the Existing Registration Rights Agreement) to the Bank Holders; the number of such Original Bank Warrants is subject to reduction, as more particularly provided for in the Bank Warrant Agreement.

         C. Pursuant to a Third Amendment to Credit Agreement (the "Bank Third Amendment") dated as of April 9, 1997 among the Company, Wells Fargo Bank, National Association, as administrative agent, and the Bank Holders and the Amended and Restated Warrant Agreement (the "Amended Bank Warrant Agreement") dated as of April 9, 1997 among the Company and the Bank Holders, the Company is issuing seven hundred fifty thousand (750,000) warrants (the "Additional Bank Warrants," and, together with the Original Bank Warrants, the "Bank Warrants") to purchase Common Stock to the Bank Holders; the number of such Additional Bank Warrants is subject to reduction, as more particularly provided for in the Amended Bank Warrant Agreement.

         D. The Company has requested that the Existing Registration Rights Agreement be amended to include the Additional Bank Warrants, as more particularly provided herein.

         E. The Company, the Investors, the Stockholders, the Bank Holders and the Series B Preferred Holders agreed to amend the Existing Registration Rights Agreement as set forth herein.


                                   AGREEMENT:

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.       DEFINED TERMS.

         As used in this Amendment, the following terms have the respective meanings specified below:

         "Additional Bank Warrants" -- Recital C.

         "Amended Bank Warrant Agreement" -- Recital C.

         "Amendment, this" -- the introductory sentence.

         "Bank Amendment and Waiver Agreement" -- Recital B.

         "Bank Holders" -- the introductory sentence.

         "Bank Third Amendment" -- Recital C.

         "Bank Warrant Agreement" -- Recital B.

         "Bank Warrants" -- Recital C.

         "Company" -- the introductory sentence.

         "Existing Registration Rights Agreement" -- Recital A.

         "Investors" -- the introductory sentence.

         "Original Bank Warrants" -- Recital B.

         "Stockholders" -- the introductory sentence.

         SECTION 2.       AMENDMENTS.

         2.1 Amendments to Section 1.1 of the Existing Registration Rights Agreement




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
         (a) Section 1.1 of the Existing Registration Rights Agreement is hereby amended by amending and restating the following definitions, in their entirety, as set forth below:

                          The term "Bank Holders" means (a) each of the banks set forth on Schedule C hereto for so long as they hold any Bank Warrants issued on April 15, 1996 (the "Original Bank Warrants") or on April 9, 1997 (the "Additional Bank Warrants") or any Common Stock issued pursuant to the exercise of such Bank Warrants and (b) any successors thereto or direct or successive transferees thereof; it being the intention of the parties hereto that any successive holder of a Bank Warrant, or the Common Stock issued upon the exercise of such Bank Warrant, which Bank Warrant derived from an Original Bank Warrant or an Additional Bank Warrant, shall be included in this definition, provided that any holder of shares of Common Stock issued upon the exercise of any Original Bank Warrant, any Additional Bank Warrant or any Bank Warrant that derived from such Original Bank Warrant or Additional Bank Warrant which shares have been, or derive from shares that have been, publicly sold pursuant to a registration statement filed under the Act or pursuant to Rule 144 shall, to the extent of its holdings of such shares, be excluded from this definition. Any decisions to be made by the Bank Holders shall be made upon a vote or a majority in interest of holders of the aforesaid Bank Warrants and the aforesaid Common Stock on the basis of the number of shares of Common Stock issuable pursuant to such Bank Warrants and the number of shares of such Common Stock then held. Rights of successors, assigns and transferees of Bank Holders are subject to compliance with the requirements of Section 1.13.

                          The term "Bank Warrants" means those certain warrants issued by the Company to each of the banks set forth on Schedule C hereto on April 15, 1996 pursuant to that certain Warrant Agreement dated as of April 15, 1996 and those certain warrants issued by the Company to each of the banks set forth on Schedule C hereto on April 9, 1997 pursuant to that certain Amended and Restated Warrant Agreement dated as of April 9, 1997 and all warrants exchanged therefor or otherwise subsequently issued in respect thereof under said Amended and Restated Warrant Agreement.

        2.2     Addition of Schedule C to Existing Registration Rights Agreement

         Schedule C to the Existing Registration Rights Agreement is hereby deleted and Schedule C hereto replaced therefor.

         SECTION 3.       MISCELLANEOUS.

         3.1     Additional Bank Holder to Become Party

         Citibank, N.A. by executing this Amendment shall become a party to, and shall be obligated and bound by the provisions of, the Existing Registration Rights Agreement, as





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

amended by this Amendment. For purposes of the avoidance of doubt, such Bank Holder acknowledges that

                 (a) the Bank Warrants are separate and distinct from the "Warrants" (as such term is defined in the Existing Registration Rights Agreement) and the 1996 Warrants; and

                 (b) the Bank Holders are not "Investors" (as such term is defined in the Existing Registration Rights Agreement) and are not entitled to any of the rights of the Investors under the Existing Registration Rights Agreement, as amended hereby, and are not "Warrant Group Holders" (as such term is defined in the Existing Registration Rights Agreement) and are not entitled to any of the rights of Warrant Group Holders under the existing Registration Rights Agreement, as amended hereby.

         3.2     Governing Law

         This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

         3.3     Duplicate Originals

         Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

         3.4     Effect of this Amendment

         Except as specifically provided in this Amendment, no terms or provisions of the Existing Registration Rights Agreement have been modified or changed by this Amendment and the terms and provisions of the Existing Registration Rights Agreement, as amended hereby, shall continue in full force and effect. This Amendment and the amendments contained herein shall have and be in effect on and after the date hereof upon the execution and delivery hereof by (i) each of the Investors, (ii) sixty-seven percent in interest of the Stockholders, (iii) each of the Bank Holders, (iv) sixty-seven percent in interest of the Series B Preferred Holders and (v) the Company.

         3.5     Section Headings

         The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment and shall not affect the construction hereof.




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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

                                  THE CERPLEX GROUP, INC.

                                  By   /s/
                                    -------------------------------------------
                                       Name:
                                       Title:

                                  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                                  By   /s/
                                    -------------------------------------------
                                       Name:
                                       Title:


                                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                  By   /s/
                                    -------------------------------------------
                                       Name:
                                       Title:

                                  NORTH ATLANTIC SMALLER COMPANIES INVESTMENT
                                  TRUST PLC

                                  By   /s/
                                    -------------------------------------------
                                       Name:
                                       Title:


[Signature page to the FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT among THE CERPLEX GROUP, INC. and the Bank Holders, Investors, Stockholders and Series B Preferred Holders listed therein.]




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
Each of the undersigned Bank Holders agrees to be bound by the terms and conditions of the Existing Registration
Rights Agreement, as amended by this Fifth Amendment to Registration Rights Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/
   ---------------------------------------
     Name:
     Title:


BHF - BANK AKTIENGESELLSCHAFT

By:      /s/
   ---------------------------------------
     Name:
     Title:

By:      /s/
   ---------------------------------------
     Name:
     Title:

CITIBANK, N.A.

By:      /s/
   ---------------------------------------
     Name:
     Title:

[Signature page to FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT among THE CERPLEX GROUP, INC. and the Bank Holders, Investors, Stockholders and Series B Preferred Holders listed therein.]





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
Each of the undersigned Stockholders agrees to be bound by the terms and conditions of the Existing Registration
Rights Agreement, as amended by this Fifth Amendment to Registration Rights Agreement



/s/
--------------------------------------
Name:  William A. Klein

Address:         1382 Bell Avenue
                 Tustin, California  92680


/s/
--------------------------------------
Name:  Richard C. Davis

Address:         1382 Bell Avenue
                 Tustin, California  92680


/s/
--------------------------------------
Name:  Myron Kunin

Address:         Regis Corporation
                 7201 Metro Boulevard
                 Minneapolis,  MN  55439


/s/
--------------------------------------
Name:  Theodore J. Wisniewski

Address:         1382 Bell Avenue
                 Tustin, California  92680



[Signature page to FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT among THE CERPLEX GROUP, INC. and the Bank Holders, Investors, Stockholders and Series B Preferred Holders listed therein.]





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
Each of the undersigned Investors agrees to be bound by the terms and conditions of the Existing Registration
Rights Agreement, as amended by this Fifth Amendment to Registration Rights Agreement


SPROUT GROWTH II, L.P.

By:      DLJ Capital Corporation, Managing General Partner


By:      /s/
         --------------------------------------
         Robert Finzi, Attorney-in-Fact


DLJ CAPITAL CORPORATION


By:      /s/
         --------------------------------------
         Robert Finzi, Attorney-in-Fact


BESSEMER VENTURE PARTNERS III L.P.

By:      Deer III & Co., General Partner


By:      /s/
         --------------------------------------
         Robert H. Buescher, General Partner


By:      /s/
         --------------------------------------
         Robert H. Buescher, Attorney-in-Fact

[Signature page to FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT among THE CERPLEX GROUP, INC. and the Bank Holders, Investors, Stockholders and Series B Preferred Holders listed therein.]





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
Each of the undersigned Series B Preferred Holders agrees to be bound by the terms and conditions of the Existing Registration
Rights Agreement, as amended by this Fifth Amendment to Registration Rights Agreement

SCORPION OFFSHORE INVESTMENT FUND


By:      /s/
         --------------------------------------
         Name:   Ralph J. Long, Jr.
         Title:  Chief Financial Officer, Standard Pacific Capital LLC,
                 as Investment Advisor to Scorpion Offshore Investment Fund

THE & TRUST


By:      /s/
         --------------------------------------
         Name:   Ralph J. Long, Jr.
         Title:  Chief Financial Officer, Standard Pacific Capital LLC, as
                 Investment Advisor to The & Trust

CHESTNUT PACIFIC LTD. PARTNERS


By:      /s/
         --------------------------------------
         Name:   Ralph J. Long, Jr.
         Title:  Chief Financial Officer, Standard Pacific Capital LLC, as
                 Investment Advisor to Chestnut Pacific Ltd. Partners


STANDARD GLOBAL EQUITY PARTNERS L.P.


By:      /s/
         --------------------------------------
         Name:   Ralph J. Long, Jr.
         Title:  Chief Financial Officer, Standard Pacific Capital LLC, as
                 General Partner of Standard Global Equity Partners L.P.



[Signature page to FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT among THE CERPLEX GROUP, INC. and the Bank Holders, Investors, Stockholders and Series B Preferred Holders listed therein.]





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


STANDARD PACIFIC CAPITAL OFFSHORE FUND LTD.


By:      /s/
         --------------------------------------
         Name:   Ralph J. Long, Jr.
         Title:  Chief Financial Officer, Standard Pacific Capital LLC, as
                 Investment Advisor to Standard Pacific Capital Offshore Fund
                 Ltd.


COMMON FUND EQUITY FUND


By:      /s/
         --------------------------------------
         Name:   Ralph J. Long, Jr.
         Title:  Chief Financial Officer, Standard Pacific Capital LLC, as
                 Investment Advisor to Common Fund Equity Fund

WHITMAN PARTNERS, L.P.


By:      /s/
         --------------------------------------
         Name:   Douglas F. Whitman
         Title:  General Partner

[Signature page to FIFTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT among THE CERPLEX GROUP, INC. and the Bank Holders, Investors, Stockholders and Series B Preferred Holders listed therein.]




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
                                   SCHEDULE A

                             Schedule of Investors

Warrant Investors

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee. Wisconsin 53202

John Hancock Mutual Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, Massachusetts 02117

North Atlantic Smaller Companies Trust PLC
c/o 1.0. Hambro & Co., Ltd. 30 Queen Anne's Gate
London, England SWIH9AL

Independent Equity Group

Sprout Growth II, L,P.
DLJ Capital Corp.
Deepak Kamra
Bessemer Venture Partners II L.P.
Neill H. Brownstein
Robert H. Buescher
C. Samantha Chen
Rodney A. Cohen
Richard R. Davis
Adam P. Godfrey
Barbara M. Heragan
Robert D. Lindsay
Bradford Mills
Thomas F. Ruhm
Ward W. Woods, Jr.
Leo & Nicole Arnaboldi, JTWROS
Perry H. Braun
Norman H. Brown, Jr.
John G. Danhakl
Hoyt L. Davidson
Thompson Dean
Peter K. Deeks
Ralph L. DeGroff, Jr.
Anthony M. DeLuise


                                  Schedule A-1

David L. Dennis
Thomas S. DePre
Robert E. Diemar
Robert Finzi
Daniel K. Flatley
Mark K, Gormley
Joyce I. Greenberg
Thomas G. Greig, III
James D. Hann & Bonnie J. Hann, JTWROS
Douglas M. Hayes
Stephen J. Ketchum
Richard E. Kroon
Frederick C. Lane
Mark Lanigan
Steven E. Lebow
Brian McLoughlin
Kenneth David Moelis & Julie Lynn Moelis,
         Trustees Under The Moelis Family Trust
Joseph Navin, III
Michael R. Nicolais
Peter J. Nolan
Steven G. Puccinelli
Larry E. Reeder
Elan Adiel Schultz
James T. Sington
Jon R. Stone
Steven F. Strandberg
Kenneth A. Tucker
R. Scott Turricchi
Warren Woo
Kirk B. Wortman




                                  Schedule A-2

                                   SCHEDULE B

                            Schedule of Stockholders


Catherine Bartholomew
Frank Cameron
Tom Cherry
Roberta Claborn
David O. Creasman
Raymond Cruz
Richard C. Davis
Randle Dewees
Edward Diaz
Susan Eaton
Harry Edmiston
Dennis Fandrich
Jon Gill
Jacqueline Gillett
Gary Graff
Nelson Guillory
Peggy Hams
Jerome Jacobson
James Jones
Roberta Kean
Jennifer Klein
Melissa Klein
William A. Klein
Myron Kunin
Pollianna Lewis
Van Nguyen
Richard Ollech
Thomas D. Pipkin
Juanita Pitts
Keith Rathbone
Richard Richardson
Vincent E. Simpson
Grover Smith
Joyce Valdez
Earnest Vernon
Alan Weaver
Theodore J. Wisniewski






                                  Schedule B-1

                                   SCHEDULE C

                            Schedule of Bank Holders


Wells Fargo Bank, National Association

BHF - Bank Aktiengesellschaft

Citibank, N.A.



























                                  Schedule C-1

                                   SCHEDULE D

                     Schedule of Series B Preferred Holders


Sprout Growth II, L.P.
DLJ Capital Corporation
Scorpion Offshore Investment Fund
The & Trust
Chestnut Pacific Ltd. Partners
Standard Global Equity Partners L.P.
Standard Pacific Capital Offshore Fund Ltd.
Common Fund Equity Fund
Malcolm and Emily Fairbairn
Andrea Martin
Nitin T. Mehta
Peak Investment Limited Partnership
Pleiades Investment Partners
Whitman Partners, L.P.





















                                  Schedule D-1